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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


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                                   FORM 8-K


                                CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):             September 24, 1997


                     WESTERN INVESTMENT REAL ESTATE TRUST
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(Exact name of registrant as specified in its charter)

 CALIFORNIA                               0-2809                94-6100058
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 (State or other jurisdiction of       (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)         Identification No.)


 3450 California Street, San Francisco, CA                       94118
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 (Address of principal executive offices)                     (Zip Code)


 Registrant's telephone number
 including area code:                                       (415) 929-0211
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ITEM 5.  OTHER EVENTS.

         On September 25, 1997, Western Investment Real Estate Trust (the "Company") will complete its offering of $75,000,000 of senior notes consisting of $25,000,000 of 7.10% Senior Notes due 2006 (the "2006 Notes"), $25,000,000 of
7.20% Senior Notes due 2008 (the "2008 Notes") and $25,000,000 of 7.30% Senior Notes due 2010 (the "2010 Notes," together with the 2006 and 2008 Notes, the "Senior Notes"). The offering of the Senior Notes is made pursuant to a Prospectus Supplement dated September 22, 1997 relating to the Prospectus dated August 1, 1997 filed with the Company's shelf registration statement on Form S-3 (File No. 333-32721).

         Interest on the Senior Notes is payable semi-annually in arrears on each March 15 and September 15, commencing March 15, 1998. The Senior Notes are redeemable at any time in whole or in part, at the option of the Company, subject to certain "make-whole" requirements. The Senior Notes are senior unsecured obligations of the Company and will rank equally with all unsecured and unsubordinated indebtedness of the Company. The Senior Notes are not subject to any mandatory sinking fund.

         The net proceeds to the Company from the sale of the Senior Notes, after anticipated issuance costs, are estimated to be approximately $74.2 million. The Company will use the proceeds from sale of the Senior Notes to repay approximately $60.5 million of its 8% Convertible Debentures due 2008, and for general corporate purposes which may include repayment of amounts drawn on the Company's bank line of credit, improvement, expansion or redevelopment of its properties, acquisition of additional properties and for working capital.

         The following table sets forth the estimated expenses in connection with the offering of the Senior Notes:

    Printing and Engraving Costs ...................................$ 31,000
    Accounting Fees and Expenses ...................................  65,000
    Legal Fees and Expenses.........................................  75,000
    Trustee and Registrar Fees .....................................   6,000
    SEC Filing Fee..................................................  45,000
                                                                     -------
    Total                                                           $222,000

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (a)  FINANCIAL STATEMENT OF BUSINESS ACQUIRED:


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              Not applicable.

         (b)  PRO FORMA FINANCIAL INFORMATION:

              Not applicable.

         (c)  EXHIBITS:

         1.1  Underwriting Agreement for the Senior Notes.

         4.5  Supplemental Indenture for 2006 Notes.

         4.6  Supplemental Indenture for 2008 Notes.

         4.7  Supplemental Indenture for 2010 Notes.

         5.1 Opinion of Steinhart and Falconer LLP regarding legality of the Senior Notes.

         8.1 Opinion of Steinhart and Falconer LLP regarding certain tax considerations.

         25.1 Statement of Eligibility and Qualification of Trustee for the Notes on Form T-1.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 24, 1997

                                       WESTERN INVESTMENT REAL ESTATE TRUST



                                       /s/  Dennis D. Ryan
                                       ------------------------------------
                                       By:  Dennis D. Ryan
                                       Title:  Chief Financial Officer


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